Exhibit 1

                                1,100,000 Shares

                          WEBSTER FINANCIAL CORPORATION
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.01 Per Share)

                               PURCHASE AGREEMENT

                                                               ___________, 199_

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated

ADVEST, INC.
  As Representatives of the several Underwriters
c/o      Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
         North Tower
         World Financial Center
         New York, New York  10281-1209

Dear Sirs:

         Webster Financial Corporation, a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Advest, Inc. ("Advest") and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Merrill Lynch and Advest are acting as representatives (in such capacity, Merrill Lynch and Advest shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 1,100,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"), as set forth in said Schedule A, except as may otherwise be provided in the Pricing Agreement, as hereinafter defined, and the grant by the Company to the Underwriters, acting severally and not jointly, of



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the option described in Section 2(b) hereof to purchase up to 165,000 additional shares of Common Stock to cover over-allotments, if any, except as may otherwise be provided in the Pricing Agreement. The aforesaid 1,100,000 shares of Common Stock (the "Initial Securities") to be purchased by the Underwriters and all or any part of the 165,000 additional shares of Common Stock which may be purchased by the Underwriters pursuant to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

         Prior to the purchase and public offering of the Securities by the several Underwriters, the Company and the Representatives, acting on behalf of the several Underwriters, shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Representatives and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-63967) and a related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement as amended at the time it becomes effective (including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), is hereinafter referred to as the "Registration Statement". Any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act Regulations is hereinafter referred to as the "Rule 462(b) Registration Statement", and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The prospectus on file with the Commission at the time the Registration Statement becomes effective (including the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act) is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be


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provided  to the  Underwriters  by the Company  for use in  connection  with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

         The Company understands that the Underwriters propose to commence a public offering of the Securities as soon as the Representatives deem advisable after the Registration Statement becomes effective and the Pricing Agreement has been executed and delivered.

         SECTION 1.  Representations and Warranties.

         (a) The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") as follows:

                  (i) At the time the Registration Statement becomes effective, the Registration Statement will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the
         Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time it is first provided to the Underwriters for such use), at Closing Time referred to in Section 2 and at a Date of Delivery, if any, referred to in Section 2, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus.


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

             (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information included or incorporated by reference in the Prospectus, at the time the Registration Statement and any amendments thereto become effective, at the Closing Time and at a Date of Delivery, if any, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (iii) The accountants who reported on the financial statements and supporting schedules of the Company and its subsidiaries, and of Shelton Bancorp, Inc. and its subsidiary ("Shelton"), included or incorporated by reference in the Registration Statement, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

             (iv) The historical financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

            (v) The  historical  financial  statements  of the  Company  and its subsidiaries, as restated to include Shelton (the "restated consolidated financial statements"), included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Registration Statement, said restated consolidated financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules, if any, included in the Registration Statement present fairly the information required to be stated therein; and the selected historical financial,


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         operating and  statistical  data set forth in the Prospectus  under the captions "Summary Consolidated Financial Data" and "Pro Forma Combined Financial Information" fairly present the information set forth therein and have been compiled on a basis consistent with that of the restated consolidated financial statements included in the Prospectus.

            (vi) The pro forma financial statements and the other pro forma financial information of the Company and its subsidiaries and the related notes thereto included and incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with generally accepted accounting principles the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

             (vii) The financial statements of Shelton and its subsidiary incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of Shelton and its subsidiary as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

             (viii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business,
         (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) except for regular quarterly dividends on the Company's Common Stock, or dividends declared, paid or made in accordance with the terms of any series of the Company's preferred stock, par value $.01 per share, there has been no dividend


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

         or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (ix) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Company is duly registered as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended ("HOLA"); and the Company is not required to qualify as a foreign corporation in any jurisdiction in order to conduct its business except in the State of Connecticut, where it is duly qualified and in good standing.

             (x) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right.

             (xi) The Purchase and Assumption Agreement,  dated as of October 1,
         1995 (the "Acquisition Agreement"), between Webster Bank and Shawmut Bank Connecticut, National Association has been duly authorized, executed and delivered by Webster Bank and constitutes the valid and binding agreement of Webster Bank, and, to the knowledge of the Company, except for the consents, authorizations and appovals described in the Registration Statement and the Prospectus, no consent, authorization or approval of any governmental authority or other party must be obtained for the consummation of the transactions contemplated in the Acquisition Agreement. Nothing has come to the attention of the Company which would cause it to believe that, had the transactions contemplated by the Acquisition Agreement been


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

         consummated as of the date of this Agreement in accordance with the terms of the Acquisition Agreement, the representations and warranties contained in this Section 1 would not remain true and correct in all material respects; provided, however, that the Company makes no representation or warranty as to the ultimate action to be taken by various governmental agencies and authorities in connection with applications made thereto under applicable statutes and regulations.

             (xii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus); the Securities have been duly and validly authorized for issuance and sale as contemplated by this Agreement and, when issued and delivered by the Company to the Underwriters pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable; and the Common Stock conforms to all statements relating thereto contained in the Prospectus and the issuance of the Securities is not subject to preemptive or similar rights.

             (xiii) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject; and the execution, delivery and performance of this Agreement and the Pricing Agreement, and the consummation by the Company of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which either of the Company or its subsidiaries may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, administrative regulation or administrative or court decree.


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

             (xiv) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which might result in any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets of the Company and its subsidiaries considered as one enterprise or which might materially and adversely affect the consummation of this Agreement or the Pricing Agreement; all pending legal or governmental proceedings to which the Company or any subsidiary of the Company is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business of the Company or any such subsidiary, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

            (xv) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

           (xvi) No authorization, approval, consent, order or decree of any court or governmental authority or agency is required in connection with the issuance or sale of the Securities or the consummation of any other transaction contemplated by this Agreement or the Pricing Agreement, except such as may be required under the 1933 Act or the 1933 Act Regulations, HOLA (each of which qualification or approval has been obtained) or state securities laws.


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

             (xvii) The Company and its subsidiaries own or possess or have obtained all licenses, certificates, consents, orders, approvals, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, consent, order, approval, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

             (xviii) No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might be expected to result in any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise.

             (xix) This Agreement has been duly executed and delivered by the Company.

             (xx) The Company and its subsidiaries have good and marketable title to all of their respective properties, in each case free and clear of all liens, encumbrances and defects, except as stated in the Prospectus or such as do not materially affect the value of such properties in the aggregate to the Company and its subsidiaries considered as one enterprise.

             (xxi) No holder of securities of the Company has rights to the registration of securities of the Company because of the filing of the Registration Statement.

             (xxii) The Company is in compliance  with all provisions of Section
         517.075 of the Florida statutes, and all rules and regulations promulgated thereunder relating to issuers doing business in Cuba.

         (b) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.


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

         SECTION 2.  Sale and Delivery to the Underwriters; Closing.

         (a) On the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, acting severally and not jointly, agrees to purchase from the Company, at the price per share set forth in the Pricing Agreement, the total number of Initial Securities set forth in Schedule A opposite the name of such Underwriter (except as otherwise provided in the Pricing Agreement), plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

              (i) If the Company has elected not to rely upon Rule 430A of the 1933 Act Regulations, the initial public offering price and the purchase price per share to be paid by the several Underwriters for the Securities have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

             (ii) If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the purchase price per share to be paid by the several Underwriters for the Securities shall be an amount equal to the initial public offering price, less an amount per share to be determined by agreement between the Representatives and the Company. The initial public offering price per share of the Securities shall be a fixed price to be determined by agreement between the Representatives and the Company. The initial public offering price and the purchase price, when so determined, shall be set forth in the Pricing Agreement. In the event that such prices have not been agreed upon and the Pricing Agreement has not been executed and delivered by the Company and the Representatives by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party, unless otherwise agreed to by the Company and the Representatives.

         (b) In addition, on the basis of the representations, warranties and covenants herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 165,000 shares of Common Stock at the price per share set forth in the Pricing Agreement. The option hereby granted will expire 30 days after (i) the date the


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Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the 1933 Act Regulations, or (ii) the Representation Date, if the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days and not earlier than two full business days after the exercise of said option, nor in any event prior to
Closing  Time,  as  hereinafter   defined,   unless   otherwise  agreed  by  the
Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that portion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

         (c) Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Brown & Wood, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by the Representatives and the Company, at 10:00 A.M. on the third (fourth, if the pricing occurs after 4:30 P.M. on any given day) business day (unless postponed in accordance with the provisions of Section 10) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third (fourth, if the pricing occurs after 4:30 P.M. on any given day) business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called
"Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned office of Brown & Wood, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in [Federal funds or similar same-day funds] payable to the order of the Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before Closing Time or the Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch or Advest, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose check has not been received by Closing Time or the Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to Closing Time or the Date of Delivery, as the case may be.

         SECTION 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

                  (a) The Company will use its best efforts to cause the Registration Statement (including any amendment thereto) to become effective and will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment thereto), (ii) of the receipt of any comments from the Commission with respect to the transactions contemplated by this Agreement or the Pricing Agreement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance by the Commission of any such order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                 (b) The Company will give the Representatives notice of its intention to file or prepare any amendment to the

         Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the 1933 Act Regulations), will furnish the Representatives with copies of any such amendment or supplement or other document proposed to be filed a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or other document or use any such prospectus to which the Representatives or counsel for the Underwriters shall object.

                  (c) The Company will make available to the Representatives a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and will also deliver to the Representatives as many conformed copies as the Representatives may reasonably request of the Registration Statement and of each amendment thereto for each of the Underwriters.

                  (d) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (e) During the period when the Prospectus is required to be delivered, the Company will comply, so far as it is able and at its own expense, with all requirements imposed upon them by the Commission and by the 1933 Act, the 1933 Act Regulations, the 1934 Act and 1934 Act Regulations, including, without limitation, Rule 10b-6 under the 1934 Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

                  (f) If any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters), whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (g) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may reasonably designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement. The Company will promptly advise the Representatives of the receipt by it of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiating or threatening of any proceeding for such purpose.

                  (h) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds".

                  (j) During a period of 45 days from the date hereof, the Company will not, without the prior written consent of the Representatives, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any securities that are of the same or a similar class or series as the Securities (except for Common Stock or options issued pursuant to reservations, agreements, employee benefit plans, stock option plans or dividend reinvestment and stock purchase plans).

                  (k) If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, copies of the amended Prospectus, or, if required by such Rule 430A, an additional post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted.

                  (l) Other than as permitted by the 1933 Act and the 1933 Act Regulations, the Company will not distribute any prospectus, offering circular or other offering material in connection with the offering and sale of the Securities.

                  (m) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including
(i) the printing or reproduction and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing or reproduction of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the Securities, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of the Company's counsel in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing or reproduction and delivery to the Underwriters of copies of the Registration Statement as originally filed and all amendments thereto, of any preliminary prospectuses, and of the Prospectus and any amendments or supplements to either of the foregoing, and the other documents in connection with the offering of the Securities, (vii) the reproduction and delivery to the Underwriters of copies of Blue Sky Survey, and
(viii) the fees and expenses incurred with respect to any filing with the National Association of Securities Dealers, Inc.

    If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their actual accountable out-of-pocket expenses, including the fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the
representations  and  warranties  of  the  Company  herein  contained,   to  the
performance by the Company of all of its covenants and other obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or with the consent of the Representatives, at a later time and date, not later, however, than 5:30 P.M. on the first business day following the date hereof, or at such later time and date as may be approved by a majority in interest of the Underwriters; and at Closing Time or a Date of Delivery, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to Closing Time the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

                  (b) At Closing Time the Representatives shall have received:

                           (1) The favorable opinion,  dated as of Closing Time,
                  of Hogan & Hartson L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                (i) The Company was  incorporated and is validly
                           existing as a corporation in good standing under the laws of the State of Delaware.

                                (ii) The  Company is a  registered  savings  and
                           loan holding company under HOLA and has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement.

                                (iii) To the knowledge of such counsel, the authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under "Capitalization" (except for subsequent issuances, if any, pursuant to reservations or agreements referred to therein).

                                (iv) Each subsidiary of the Company was incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and corporate authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement; and all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and, to such counsel's knowledge, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien or encumbrance.

                                (v) The Securities to be purchased by the Underwriters pursuant to this Agreement have been duly and validly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company to the
                           Underwriters pursuant to this Agreement against payment of the consideration set forth in the Pricing Agreement, will be validly issued and fully paid and non-assessable.

                                (vi) The issuance of the Securities is not subject to preemptive rights arising by operation of law or under the charter or by-laws of the Company; the Common Stock conforms in all material respects to the descriptions thereof in the Prospectus; and the form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable requirements of the Delaware Corporation Law and HOLA.

                                (vii) This  Agreement and the Pricing  Agreement
                           have been duly authorized, executed and delivered by the Company.

                                (viii) No further approval, authorization, consent, notice or other order of the Commission, the Office of Thrift Supervision, the Board of Governors of the Federal Reserve System, or the Federal Deposit Insurance Corporation is required in connection with the execution and delivery of this Agreement or the Pricing Agreement or the issuance of the Securities, except for such approvals, authorizations, consents, notices or orders as have been obtained under the 1933 Act, HOLA, the Bank Holding Company Act of 1956 or the Federal Deposit Insurance Act, each as amended, if applicable.

                                (ix) The Registration Statement has become effective under the 1933 Act and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                (x)  At  the  time  the  Registration  Statement
                           became effective and at the Representation Date, the Registration Statement (other than the historical and pro forma financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

                              (xi) The  information in the Prospectus  under the
                           captions "Risk Factors -- Legislative and General Regulatory Developments", " -- Elimination of Federal Savings Association Charter", "The Shawmut Transaction" and "Description of Capital Stock", and the information in the Company's Annual Report on Form 10-K for the year ended December 31, 1994 under the captions "Federal Savings and Loan Holding Company Regulation" and "Bank Regulation", to the extent that such information constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects.

                              (xii) To such counsel's  knowledge,  the execution
                           and delivery of this Agreement and the Pricing Agreement by the Company and the sale of Securities by the Company as contemplated herein and therein will not (A) constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument known to such counsel or (B) result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any of the laws and regulations identified in paragraph (viii) above of this Section 5(b)(1).

                                (xiii) Each document  filed pursuant to the 1934
                           Act and incorporated by reference in the Prospectus (other than the historical and pro forma financial statements and supporting schedules included therein or omitted therefrom as to which no opinion need be rendered) complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.

                             (xiv) To such  counsel's  knowledge,  no  holder of
                           securities of the Company has rights to the registration of securities of the Company because of the filing of the Registration Statement.

                           (2) The favorable  opinion,  dated as of each Closing
                  Time, of Brown & Wood, counsel to the Underwriters, with respect to the matters set forth in (i), (v), (vi), (vii),
                  (ix) and (x) of subsection (b)(1) of this Section.

                           (3) In giving  its  opinion  required  by  subsection
                  (b)(1) this Section, Hogan & Hartson L.L.P. shall additionally state that no facts have come to their attention that have caused them to believe (i) that the Registration Statement (except for historical and pro forma financial statements and schedules and other financial or statistical data included therein or omitted therefrom as to which such counsel need make no statement) at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as aforesaid), at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) that there are any legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein; and (iii) that there are any licenses, franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed or incorporated by reference as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto; and that the descriptions thereof or references thereto are not correct in all material respects.

                           (4) In giving  its  opinion  required  by  subsection
                  (b)(2) of this Section, Brown & Wood shall additionally state that no facts have come to their attention that have caused them to believe that the Registration Statement (except for historical and pro forma financial statements and schedules and other financial or statistical data included therein or omitted therefrom as to which such counsel need make no statement) at the time it became effective or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) or at Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (5) In rendering their opinion required by subsection
                  (b)(1) of this Section, Hogan & Hartson L.L.P. may rely on the opinion of the Company's general counsel, [Griffin, Griffin & O'Brien], as to matters of Connecticut law or as to matters relating to subsidiaries of the Company other than Webster Bank, a federal savings bank.

                  (c) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial officer of the Company, dated as of Closing Time, to the effect that
         (i) there has been no such material adverse change, (ii) the representations and warranties of the Company contained in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied at or prior to Closing Time and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or to their knowledge threatened by the Commission. As used in this Section 5(c), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Securities.

                  (d) At the time of the execution of this Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that:

                            (i) they are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                            (ii) in their opinion,  the  consolidated  financial
                  statements and supporting schedules of the Company and its subsidiaries, and the restated consolidated financial statements of the Company and its subsidiaries, audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements for the periods specified in such letter, as indicated in their reports thereon;

                           (iii) The selected  consolidated  financial data with
                  respect to the consolidated financial position and results of operations of the Company and its subsidiaries for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts in the restated consolidated financial statements (audited where applicable) for such five fiscal years;

                           (iv) based upon limited  procedures (not constituting
                  an audit), consisting of a reading of the unaudited consolidated financial statements (as restated where applicable) and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that:

                                     (A) the unaudited  financial  statements of
                           the Company and its subsidiaries (as restated where applicable) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited restated consolidated financial statements included in the Prospectus;

                                     (B) any other  unaudited  income  statement
                           data or balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements (as restated where applicable) from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited restated consolidated financial statements included in the Prospectus;

                                    (C) the unaudited financial statements which
                           were not included in the Prospectus but from which were derived any unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited restated consolidated financial statements included in the Prospectus;

                                    (D) at a specified  date not more than three
                           days prior to the date of such letter, there has been any change in the capital stock of the Company or any increase in the consolidated long term debt of the Company and its subsidiaries or any decrease in the total assets or shareholders' equity of the Company and its subsidiaries, in each case as compared with the amounts shown in the most recent restated consolidated balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; or

                                    (E)  during the period  from  September  30,
                           1995 to a specified date not more than three days prior to the date of such letter, there were any decreases in total revenues, net income or net income per share of the Company and its subsidiaries or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the corresponding period in the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                            (iv) in addition to the  examination  referred to in
                  their opinion and the limited procedures referred to in clause
                  (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Prospectus and which were specified by the Representatives and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries; and

                           (v) on the  basis  of a  reading  of  the  pro  forma
                  financial information included and incorporated by reference in the Prospectus (the "pro forma financial information"), carrying out certain specified procedures, inquiries of certain officials of the Company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma financial information, nothing came to their attention which caused them to believe that the pro forma financial information does not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such information.

                  (e) At Closing Time, the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three days prior to Closing Time, and, if the Company has elected to rely on Rule 430A of the 1933 Act Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of subsection (d) of this Section with respect to certain amounts, percentages and financial information deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

                  (f) At the time of the execution of this Agreement, the Representatives shall have received from Coopers & Lybrand L.L.P., independent auditors for Shelton, a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that:

                            (i) they are  independent  public  accountants  with
                  respect to Shelton and its subsidiary within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

                            (ii) in their opinion,  the  consolidated  financial
                  statements and supporting schedules of Shelton and its subsidiary audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published rules and regulations thereunder and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements for the periods specified in such letter, as indicated in their reports thereon;

                           (iii) based upon limited procedures (not constituting
                  an audit), consisting of a reading of the unaudited consolidated financial statements and other information referred to below, inspection of the minute books of the Shelton and its subsidiary since the date of the latest audited financial statements incorporated by reference in the Prospectus, inquiries of officials of Shelton and its subsidiary responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that the unaudited financial statements of Shelton and its subsidiary incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated financial statements of Shelton incorporated by reference in the Prospectus;

                           (iv) in  addition to the  examination  referred to in
                  their opinion and the limited procedures referred to in clause
                  (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Prospectus and which were specified by the Representatives and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of Shelton and its subsidiary.

                  (g) At Closing Time, the Representatives shall have received from Coopers & Lybrand L.L.P. a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section.

                  (h) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (i) In the event the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery, and the Representatives shall have received:

                           (1) A certificate of the President or a Vice President and of the chief financial officer of the Company, dated such Date of Delivery, confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

                           (2) The favorable  opinion of Hogan & Hartson  L.L.P.
                  in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(1) hereof.

                           (3) The  favorable  opinion of Brown & Wood,  counsel
                  for the Underwriters, dated such Date of Delivery, relating to the Option Securities and otherwise to the same effect as the opinion required by Section 5(b)(2) hereof.

                           (4) A letter from KPMG Peat  Marwick LLP, in form and
                  substance satisfactory to the Representatives, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Representatives pursuant to
                  Section 5(d) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than three days prior to such Date of Delivery.

                           (5) A letter from Coopers & Lybrand  L.L.P.,  in form
                  and substance satisfactory to the Representatives, dated such Date of Delivery, substantially the same in scope and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof.

    If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

         SECTION 6.  Indemnification.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls each Underwriter within the meaning of
Section 15 of the 1933 Act as follows (each such person being an "Indemnified Party"):

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, to which such Indemnified Party may become subject under any applicable Federal or state law, or otherwise, and related to or arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any post-effective amendment thereto), including the information deemed to be part of the Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement to any of the foregoing) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (C) any breach by the Company of any of its representations, warranties and agreements contained herein, or (D) the issuance and sale of the Securities, any transaction relating to the issuance and sale of the Securities or the engagement of the Representatives pursuant to, and the performance by the Representatives of the services contemplated by, this Agreement;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any claim whatsoever based upon any item in clauses (A) through (D) of subsection (a)(i) of this Section, if such settlement is effected with the written consent of the Company; and

            (iii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the Representatives) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any item in clauses (A) through (D) of subsection (a)(i) of this Section, to the extent that any such expense is not paid under subsections (a)(i) or (ii) of this Section.

         (b) The Company shall not, however, be liable to an Indemnified Party for such loss, claim, settlement, damage or liability under (i) clauses (A) or
(B) of subsection (a)(i) of this Section to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); (ii) clause (B) of subsection (a)(i) of this Section to the extent arising out of any untrue statement contained in or omission from any preliminary prospectus if the Company shall sustain the burden of proving that the person making such claim was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person and the untrue statement contained in or omission from such preliminary prospectus was corrected in the Prospectus (or the Prospectus as amended or supplemented); and (iii) clause (D) of subsection
(a)(i) of this Section that is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the bad faith or gross negligence of, unlawful act of, or willful breach of this Agreement (which breach is materially detrimental to the Company) by such Indemnified Party, other than actions performed at the request or with the consent of the Company.

         (c) The Company also agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or its security holders or creditors related to or arising out of the engagement of the Representatives pursuant to, or the performance by the Representatives of the services contemplated by, this Agreement, except to the extent that any loss, claim, damage or liability is found in a final judgment by a court to have resulted from the Indemnified Party's bad faith or gross negligence, as the case may be.

         (d) Each Indemnified Party shall give prompt notice of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify the Company shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. The Company may participate at its own expense in the defense of such action. In no event shall the Company be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all Indemnified Parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         (e) The Company agrees that, without the prior written consent of the Representatives, it will not settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification could be sought under the indemnification provision in this Section 6 (whether or not the Underwriters or any other Indemnified Party is an actual party to such claim, action or proceeding), unless such settlement, compromise or consent includes an unconditional release, satisfactory in form and substance to the Representatives, of each Indemnified Party from all liability arising out of such claim, action or proceeding.

         SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the

Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

         SECTION 9. Termination of Agreement. (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there shall have been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings or business affairs of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Stock shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the

American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal, New York or Connecticut authorities.

         (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 6 and 7 hereof shall survive such termination.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Initial Securities which it or they are obligated to purchase under this Agreement and the Pricing Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

             (i) if the number of Defaulted Securities does not exceed 10% of the Initial Securities, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

             (ii) if the number of Defaulted Securities exceeds 10% of the Initial Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated at North Tower, World Financial Center, New York, New York 10281 attention of Henry R. Michaels; notices to the Company shall be directed to it at 145 Bank Street, Waterbury, Connecticut 06720 attention of James C. Smith.

         SECTION 12. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law. This Agreement and the Pricing Agreement and the rights and obligations of the parties created hereby and thereby shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    WEBSTER FINANCIAL CORPORATION



                                    By:
                                       -------------------------------
                                             Authorized Signatory



CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
ADVEST, INC.

By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                INCORPORATED

By:
   --------------------------------
          Authorized Signatory

For themselves and as Representatives of other Underwriters named in Schedule A hereto.




                                   SCHEDULE A

                                                                  Number of
                                                                   Initial
      Name of Underwriter                                         Securities
      -------------------                                         ----------
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated...................................
Advest, Inc................................................








     Total..................................................       1,100,000
                                                                   =========





                                       34



                                                                       Exhibit A

                                1,100,000 Shares

                          WEBSTER FINANCIAL CORPORATION
                            (a Delaware corporation)

                                  Common Stock
                           (Par Value $.01 Per Share)

                                PRICING AGREEMENT

                                                                                                             , 199

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                    Incorporated

ADVEST, INC.
  as Representatives of the several Underwriters named in the within-mentioned Purchase Agreement
  c/o    Merrill Lynch & Co.
         Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated
         North Tower
         World Financial Center
         New York, New York  10281-1334

Dear Sirs:

         Reference is made to the Purchase Agreement, dated , 199 (the "Purchase Agreement"), relating to the purchase by the several Underwriters named in Schedule A thereto (the "Underwriters"), for whom Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Advest, Inc. are acting as representatives (the "Representatives"), of the above shares of Common Stock (the "Securities"), of Webster Financial Corporation (the "Company").

         Pursuant to Section 2 of the Purchase Agreement, the Company agrees with each Underwriter as follows:

                  1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $ .

                  2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $ , being



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         an amount equal to the initial  public  offering  price set forth above less $ per share.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                      Very truly yours,

                                      WEBSTER FINANCIAL CORPORATION



                                      By:
                                         ----------------------------------
                                               Authorized Signatory

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
ADVEST, INC.

By:      Merrill Lynch, Pierce, Fenner & Smith
                             Incorporated


By:
   -------------------------------
        Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A to the Purchase Agreement.



                                       A-2
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